Exhibit g(14)

FORM OF

FIRST AMENDMENT TO

JOINT TRADING ACCOUNT CUSTODY AGREEMENT

BETWEEN

THE BANK OF NEW YORK

AND

FIDELITY FUNDS

FIRST AMENDMENT TO JOINT TRADING ACCOUNT CUSTODY AGREEMENT BETWEEN THE BANK OF NEW YORK AND FIDELITY FUNDS, dated as of July 14, 1995, by and between THE BANK OF NEW YORK ("Custodian") and each of the entities listed on SchedulesA-1, A-2, A-3 and A-4 hereto on behalf of itself or, (i) in the case of a series company, on behalf of one or more of its portfolios or series listed on SchedulesA-1 or A-2 hereto, (ii) in the case of the accounts listed on Schedule A-3 hereto, acting through Fidelity Management & Research Company, and (iii)in the case of the commingled or individual accounts listed on Schedule A-4 hereto, acting through Fidelity Management Trust Company (collectively, the "Funds" and each, a "Fund").

WITNESSETH

WHEREAS, Custodian and certain of the Funds have entered into that certain Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Funds, dated as of May 11, 1995 (the "Agreement"), pursuant to which the Funds have appointed the Custodian as its custodian for the purpose of establishing and administering one or more joint trading accounts or subaccounts thereof (individually, an "Account" and collectively, the "Accounts") and holding cash and securities for the Funds in connection with repurchase transactions effected through the Accounts; and

WHEREAS, Seller and the Funds desire to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and mutual promises and covenants contained herein, the parties hereto agree as follows. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including the preamble and recitals, have the meanings provided in the Agreement.

The Agreement is hereby amended by deleting Paragraph2.03(f) in its entirety and substituting the following in lieu thereof:

Exhibit g(14)

"(f) Overdraft. In the event that the Custodian is directed by Proper Instructions to make any payment or transfer of funds on behalf of a Fund for which there would be, at the close of business on the date of such payment or transfer, insufficient funds held by the Custodian on behalf of such Fund, the Custodian may, in its discretion, provide an overdraft ("Overdraft") to the Fund (such Fund being referred to herein as an "Overdraft Fund"), in an amount sufficient to allow the completion of such payment or transfer. Any Overdraft provided hereunder: (a) shall be payable on the next Business Day, unless otherwise agreed by the Overdraft Fund and the Custodian; and (b) shall accrue interest from the date of the Overdraft to the date of payment in full by the Overdraft Fund at a rate agreed upon in writing, from time to time, by the Custodian and the Overdraft Fund. The Custodian and the Funds acknowledge that the purpose of such Overdrafts is to temporarily finance the purchase or sale of securities for prompt delivery in accordance with the terms hereof. The Custodian hereby agrees to notify each Overdraft Fund by 3:00 p.m., New York time, of the amount of any Overdraft. Provided that Custodian has given the notice required by this subparagraph (f), the Funds hereby agree that, as security for the Overdraft of an Overdraft Fund, the Custodian shall have a continuing lien and security interest in and to all interest of such Overdraft Fund in Securities whose purchase is financed by Custodian and which are in Custodian's possession or in the possession or control of any third party acting on Custodian's behalf and the proceeds thereof. In this regard, Custodian shall be entitled to all the rights and remedies of a pledgee under common law and a secured party under the New York Uniform Commercial Code and any other applicable laws or regulations as then in effect."

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered under seal by their duly authorized officers.

\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	BANK OF NEW YORK

	By:	/s/Kurt D. Woetzel
	Name:	Kurt D. Woetzel
	Title:	Senior Vice President

Dated:

\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	FIDELITY INVESTMENT COMPANIES LISTED
ON SCHEDULE A-1 HERETO AND ACCOUNTS
LISTED ON SCHEDULE A-3 HERETO

	By:	/s/Kenneth A. Rathgeber
	Name:	Kenneth A. Rathgeber
	Title:	Treasurer of the Fidelity Investment Companies
listed on ScheduleA-1 and Vice President of
Fidelity Management& Research Company

Dated:

\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	FIDELITY INVESTMENT COMPANIES LISTED
ON SCHEDULE A-2 HERETO

	By:	/s/David J. Saul
	Name:	David J. Saul
	Title:	Director of the Fidelity International (Bermuda)
Funds Limited, on behalf of the Funds listed on
Schedule A-2

Dated:

\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	ACCOUNTS LISTED ON SCHEDULE A-4 HERETO

	By:	FIDELITY MANAGEMENT TRUST COMPANY

	BY:	/S/JOHN P. O'REILLY, JR
	NAME:	JOHN P. O'REILLY, JR.
	TITLE:	EXECUTIVE VICE PRESIDENT

SCHEDULE A-1

DAILY MONEY FUND

Capital Reserves: Money Market Portfolio

Capital Reserves: U.S. Government Portfolio

Fidelity U.S. Treasury Income Portfolio

Money Market Portfolio

U.S. Treasury Portfolio

FIDELITY ADVISOR ANNUITY FUNDS

Fidelity Advisor Annuity Government Investment Fund

Fidelity Advisor Annuity Growth Opportunities Fund

Fidelity Advisor Annuity High Yield Fund

Fidelity Advisor Annuity Income & Growth Fund

Fidelity Advisor Annuity Money Market Fund

Fidelity Advisor Annuity Overseas Fund

FIDELITY ADVISOR SERIES I

Fidelity Advisor Equity Portfolio Growth

Fidelity Advisor Institutional Equity Portfolio Growth

FIDELITY ADVISOR SERIES II

Fidelity Advisor Government Investment Fund

Fidelity Advisor Growth Opportunities Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor Income & Growth Fund

Fidelity Advisor Short Fixed-Income Fund

FIDELITY ADVISOR SERIES III

Fidelity Advisor Equity Income

FIDELITY ADVISOR SERIES IV

Fidelity Advisor Limited Term Bond Fund

Fidelity Real Estate High Income Fund

Fidelity Institutional Short-Intermediate Government Portfolio

FIDELITY ADVISOR SERIES V

Fidelity Advisor Global Resources Fund

FIDELITY ADVISOR SERIES VII

Fidelity Advisor Overseas Portfolio

FIDELITY ADVISOR SERIES VIII

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor Strategic Opportunities Fund

Fidelity Advisor Strategic Income Fund

FIDELITY CAPITAL TRUST

Fidelity Capital Appreciation Fund

Fidelity Disciplined Equity Fund

Fidelity Stock Selector

Fidelity Value Fund

FIDELITY CHARLES STREET

Fidelity Asset Manager

Fidelity Asset Manager: Growth

Fidelity Asset Manager: Income

Fidelity Short-Intermediate Government Fund

Spartan Investment-Grade Bond Fund

Spartan Short-Term Income Fund

FIDELITY COMMONWEALTH TRUST

Fidelity Intermediate Bond Fund

Fidelity Market Index Fund

Fidelity Small Cap Stock Fund

Fidelity Large Cap Stock Fund

FIDELITY CONGRESS STREET FUND

FIDELITY CONTRAFUND

FIDELITY DESTINY PORTFOLIOS

Destiny I

Destiny II

FIDELITY DEUTSCHE MARK PERFORMANCE PORTFOLIO, L.P.

FIDELITY DEVONSHIRE TRUST

Fidelity Equity-Income Fund

Fidelity Mid-Cap Stock Fund

Fidelity Real Estate Investment Portfolio

Fidelity Utilities Fund

Spartan Long-Term Government Bond Fund

FIDELITY EXCHANGE FUND

FIDELITY FINANCIAL TRUST

Fidelity Convertible Securities Fund

Fidelity Equity-Income II Fund

Fidelity Retirement Growth Fund

FIDELITY FIXED-INCOME TRUST

Fidelity Investment Grade Bond Fund

Fidelity Short-Term Bond Portfolio

Spartan Government Income Fund

Spartan High Income Fund

Spartan Short-Intermediate Government Fund

FIDELITY GOVERNMENT SECURITIES FUND

FIDELITY HASTINGS STREET TRUST

Fidelity Fifty

Fidelity Fund

FIDELITY HEREFORD STREET TRUST

Spartan Money Market Fund

Spartan U.S. Government Money Market Fund

FIDELITY ADVISOR KOREA FUND, INC.

FIDELITY EMERGING ASIA FUND

FIDELITY INCOME FUND

Fidelity Ginnie Mae Portfolio

Fidelity Mortgage Securities Portfolio

Spartan Limited Maturity Government Fund

FIDELITY INSTITUTIONAL CASH PORTFOLIOS

Domestic Money Market Portfolio

Money Market Portfolio

U.S. Government Portfolio

U.S. Treasury Portfolio

U.S. Treasury Portfolio II

FIDELITY INSTITUTIONAL INVESTORS TRUST

State and Local Asset Management Series: Government Money Market Portfolio

FIDELITY INSTITUTIONAL TRUST

Fidelity U.S. Bond Index Portfolio

Fidelity U.S. Equity Index Portfolio

FIDELITY INVESTMENT TRUST

Fidelity Canada Fund

Fidelity Diversified International Fund

Fidelity Emerging Markets Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Europe Fund

Fidelity Global Bond Fund

Fidelity International Growth & Income Fund

Fidelity International Value Fund

Fidelity Japan Fund

Fidelity Latin America Fund

Fidelity New Markets Income Fund

Fidelity Overseas Fund

Fidelity Pacific Basin Fund

Fidelity Short-Term World Income Fund

Fidelity Southeast Asia Fund

Fidelity Worldwide Fund

FIDELITY MAGELLAN FUND

FIDELITY MONEY MARKET TRUST

Domestic Money Market Portfolio

Retirement Government Money Market Portfolio

Retirement Money Market Portfolio

U.S. Government Portfolio

U.S. Treasury Portfolio

FIDELITY MT. VERNON STREET TRUST

Fidelity Emerging Growth Fund

Fidelity Growth Company Fund

Fidelity New Millennium Fund

FIDELITY PHILLIPS STREET TRUST

Fidelity Cash Reserves

Fidelity U.S. Government Reserves

FIDELITY PURITAN TRUST

Fidelity Balanced Fund

Fidelity Global Balanced Fund

Fidelity Low-Priced Stock Fund

Fidelity Puritan Fund

FIDELITY SCHOOL STREET TRUST

Spartan Bond Strategist

FIDELITY SECURITIES FUND

Fidelity Blue Chip Growth Fund

Fidelity Dividend Growth Fund

Fidelity Growth & Income Portfolio

Fidelity OTC Portfolio

FIDELITY SELECT PORTFOLIOS

Air Transportation Portfolio

American Gold Portfolio

Automotive Portfolio

FIDELITY SELECT PORTFOLIOS (Continued)

Biotechnology Portfolio

Brokerage and Investment Management Portfolio

Chemicals Portfolio

Computers Portfolio

Construction and Housing Portfolio

Consumer Products Portfolio

Defense and Aerospace Portfolio

Developing Communications Portfolio

Electronics Portfolio

Energy Portfolio

Energy Service Portfolio

Environmental Services Portfolio

Financial Services Portfolio

Food and Agriculture Portfolio

Health Care Portfolio

Home Finance Portfolio

Industrial Equipment Portfolio

Industrial Materials Portfolio

Insurance Portfolio

Leisure Portfolio

Medical Delivery Portfolio

Money Market Portfolio

Multimedia Portfolio

Natural Gas Portfolio

Paper and Forest Products Portfolio

Precious Metals and Minerals Portfolio

Regional Banks Portfolio

Retailing Portfolio

Software and Computer Services Portfolio

Technology Portfolio

Telecommunications Portfolio

Transportation Portfolio

Utilities Growth Portfolio

FIDELITY STERLING PERFORMANCE PORTFOLIO, LP.

FIDELITY SUMMER STREET TRUST

Fidelity Capital & Income Fund

FIDELITY TREND FUND

FIDELITY UNION STREET TRUST

Fidelity Export Company Fund

Spartan Ginnie Mae Fund

FIDELITY UNION STREET TRUST II

Fidelity Daily Income Trust

Spartan World Money Market Fund

FIDELITY U.S. INVESTMENTS - BOND FUND, LP.

FIDELITY U.S. INVESTMENTS - GOVERNMENT SECURITIES FUND, LP.

FIDELITY YEN PERFORMANCE PORTFOLIO, LP.

NORTH CAROLINA CAPITAL MANAGEMENT TRUST

Cash Portfolio

Term Portfolio

SPARTAN U.S. TREASURY MONEY MARKET FUND

VARIABLE INSURANCE PRODUCTS FUND

Equity-Income Portfolio

Growth Portfolio

High Income Portfolio

Money Market Portfolio

Overseas Portfolio

VARIABLE INSURANCE PRODUCTS FUND II

Asset Manager: Growth Portfolio

Asset Manager Portfolio

Contrafund Portfolio

Index 500 Portfolio

Investment Grade Bond Portfolio

DIVIDEND FUNDING

REDEMPTION FUNDING

SCHEDULE A-2

FIDELITY INTERNATIONAL (BERMUDA) FUNDS LTD.

Fidelity International U.S. Treasury Portfolio

FIDELITY INCOME PLUS FUND

SCHEDULE A-3

ACCOUNTS

Massachusetts Municipal Depository Trust

SCHEDULE A-4

ACCOUNTS

The Fidelity Group Trust for Employee Benefits Plans